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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 10, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                  DSL.NET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                 000-27525              06-1510312
   (STATE OR OTHER JURISDICTION      (COMMISSION            (IRS EMPLOYER
         OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)


                              545 LONG WHARF DRIVE
                          NEW HAVEN, CONNECTICUT 06511
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (203) 772-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                EXPLANATORY NOTE

This Form 8-K/A is being filed to disclose the information required by Items 7(a) and (b) of the registrant's Form 8-K filed on January 24, 2003.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On January 10, 2003, wholly-owned subsidiaries of DSL.net, Inc. ("DSL.net") acquired network assets and associated subscriber lines of Network Access Solutions Corporation and certain of its subsidiaries pursuant to an Amended and Restated Asset Purchase Agreement dated as of December 11, 2002 by and among DSL.net and Network Access Solutions Corporation, Network Access Solutions LLC and NASOP, Inc. (collectively, "NAS"), and Adelman Lavine Gold and Levin, a professional corporation, as deposit escrow agent. NAS provided regional broadband services for businesses through its network that extended from Virginia to Massachusetts. DSL.net intends to use the acquired NAS assets, together with its own network facilities and infrastructure, to provide broadband access and value-added services directly to small- and medium-sized businesses throughout the United States.

     In connection with the acquisition of the NAS assets, DSL.net paid an aggregate purchase price of $14,000,000, consisting of $9 million in cash (less a purchase price adjustment of approximately $1.1 million, as provided in the asset purchase agreement) and a secured promissory note of $5.0 million. The promissory note has an interest rate of 12% and final maturity date on January 10, 2008, and provides for monthly payments of interest only for the first 21 months, followed by monthly payments of principal and interest over the succeeding 39 months. The terms of this transaction and the consideration received by NAS were the result of arm's-length negotiations between DSL.net and NAS. The cash portion of the consideration came from DSL.net's existing cash resources.

     The acquisition was approved by the U.S. Bankruptcy Court for the District of Delaware following an auction of the NAS assets. NAS had filed for Chapter 11 reorganization in June 2002.

     Copies of the asset purchase agreement and press release of DSL.net dated January 13, 2003 are attached as Exhibit 2.1 and Exhibit 99.1, respectively, hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Pursuant to a letter dated October 25, 2002 from the Securities and Exchange Commission (the "Commission"), the Commission stated that it would not object to DSL.net filing audited Statements of Assets Acquired and Liabilities Assumed and audited Statements of Revenue and Direct Costs and Expenses for the requisite periods, relating to the acquisition of the NAS assets, in satisfaction of Rule 3-05 of Regulation S-X. Included herein as Exhibit 99.2 to this Form 8-K are the audited Statements of Assets Acquired as of December 31, 2002 and 2001, and related Statements of Revenue and Direct Expenses for the years ended December 31, 2002, 2001 and 2000, of Network Access Solutions Corporation - On Network Business, with Independent Accountants' Report thereon.

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(b)      PRO FORMA FINANCIAL INFORMATION

     Pursuant to the October 25, 2002 letter from the Commission, the Commission stated that DSL.net is required to provide a pro forma balance sheet in this Form 8-K which reflects the acquisition of the NAS assets, and that it will waive the requirement in Article 11 of Regulation S-X that DSL.net provide pro forma statements of operations if the use of forward-looking information is necessary to meaningfully present the effects of the acquisition of the NAS assets. DSL.net has not included pro forma statements of operations in this report because it believes that forward-looking information would be required to meaningfully present the effects of the acquisition of the NAS assets. Included herein as Exhibit 99.3 to this Form 8-K is the unaudited Pro Forma Balance Sheet of DSL.net as of December 31, 2002 giving effect to the acquisition of the NAS Acquired Business.

     (c) EXHIBITS

     2.1* Amended and Restated Asset Purchase Agreement dated as of December 11, 2002 by and among, DSL.net, Inc. and Network Access Solutions Corporation, Network Access Solutions LLC and NASOP, Inc., and Adelman Lavine Gold and Levin, A Professional Corporation, as deposit escrow agent.

     23.01    Consent of PricewaterhouseCoopers LLP.

     99.1*    Press Release dated January 13, 2003.

     99.2 Audited Statements of Assets Acquired as of December 31, 2002 and 2001, and the related Statements of Revenue and Direct Expenses for the years ended December 31, 2002, 2001 and 2000, of Network Access Solutions Corporation - On Network Business, with Independent Accountants' Report thereon.

     99.3 Unaudited Pro Forma Balance Sheet of DSL.net, Inc. as of December 31, 2002 giving effect to the acquisition of the NAS Acquired Business.

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     *Previously filed as an exhibit to the Registrant's Form 8-K (File No.
000-27525) filed on January 24, 2003.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DSL.NET, INC.



Dated:  March 25, 2003                     By:  /s/ Robert J. DeSantis
                                               ---------------------------------
                                               Robert J. DeSantis
                                               Chief Financial Officer
































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                                  DSL.NET, INC.
                          CURRENT REPORT ON FORM 8-K/A
                                INDEX TO EXHIBITS


     Exhibit
     Number                        Description
     ------                        -----------

     2.1* Amended and Restated Asset Purchase Agreement dated as of December 11, 2002 by and among, DSL.net, Inc. and Network Access Solutions Corporation, Network Access Solutions LLC and NASOP, Inc., and Adelman Lavine Gold and Levin, A Professional Corporation, as deposit escrow agent.

     23.01    Consent of PricewaterhouseCoopers LLP.

     99.1*    Press Release dated January 13, 2003.

     99.2 Audited Statements of Assets Acquired as of December 31, 2002 and 2001, and the related Statements of Revenue and Direct Expenses for the years ended December 31, 2002, 2001 and 2000, of Network Access Solutions Corporation - On Network Business, with Independent Accountants' Report thereon.

     99.3 Unaudited Pro Forma Balance Sheet of DSL.net, Inc. as of December 31, 2002 giving effect to the acquisition of the NAS Acquired Business.

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*Previously filed as an exhibit to the Registrant's Form 8-K (File No.
000-27525) filed on January 24, 2003.











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